OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each a "Fund")

Supplement to the Funds'
Statement of Additional Information
dated July 29, 2005

The following replaces the first paragraph under the section of the Fund's statement of additional information entitled "Investment Management Agreement and Sub-Advisory Agreements - The Sub-Advisers":

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate Marsico Capital Management, LLC ("Marsico Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), TCW Investment Management Company ("TCW"), Massachusetts Financial Services Company ("MFS"), Columbia Wanger Asset Management, L.P. ("Columbia WAM"), Hotchkis and Wiley Capital Management, LLC ("H&W"), the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), The Killen Group, Inc. ("Killen"), Alliance Capital Management L.P. ("AllianceBernstein"), Mondrian Investment Partners Limited ("Mondrian"), Oberweis Asset Management, Inc. ("OAM") and Aberdeen Asset Management Inc. ("AAMI") (referred to individually as a "Sub-Adviser" and collectively as the "Sub-Advisers") to: (1) make investment decisions on behalf of their respective Funds, (2) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers, and (3) perform certain limited related administrative functions in connection therewith. Marsico Capital is a wholly-owned, indirect subsidiary of Bank of America. Columbia WAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. Societe Generale Asset Management owns approximately 67% of TCW's parent company (The TCW Group, Inc.) as of March 31, 2005. MFS is an indirect subsidiary of Sun Life Financial Inc. (an insurance company). Delafield is a division of Reich & Tang Asset Management, LLC ("RTAM"). RTAM is wholly-owned by IXIS Asset Management North America, L.P., a subsidiary of IXIS Asset Management US Corporation. As of June 30, 2005, Alliance Capital Management Holding L.P. holds an ownership interest of approximately 32% in AllianceBernstein, and AXA Financial Inc., a wholly-owned subsidiary of AXA (a financial services holding company), holds direct and indirect ownership and other interests in AllianceBernstein which represent an approximate 61.1% economic interest in AllianceBernstein. AllianceBernstein's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of AXA. AAMI, a Delaware corporation and an SEC registered investment adviser, is a wholly-owned subsidiary of Aberdeen Asset Management PLC.

In addition, the following disclosure replaces the disclosure about AllianceBernstein under the "International Fund" caption in the "Portfolio Managers - Conflicts of Interest" section:

Alliance Capital Management L.P. ("Alliance Capital")

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

In addition, the following disclosure replaces the disclosure about AllianceBernstein under the "International Fund" caption in the "Portfolio Managers - Compensation" section:

Alliance Capital Management L.P. ("Alliance Capital")

Alliance Capital's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"): Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital's publicly traded equity securities.

(iv) Contributions under Alliance Capital's Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

This Supplement is dated February 8, 2006.